Prepaid expenses and others	12 Months Ended
Dec. 31, 2017
Prepaid Expenses And Others
16. Prepaid expenses and others

Prepaid expenses and others consist of the following:

	As at December 31,
	2016	2017
	RMB’000	RMB’000

Prepaid professional fees	11,130	-
Prepaid expenses	26	483
Prepayment for property	-	14,928
Total	11,156	15,411

In 2017, the Group paid the down payment of RMB14.9 million for a property of approximately 1,492 square meters of office space in Wuhan City, Hubei Province from a third party. The remaining payments of RMB14.9 million are expected to be paid in 2018.